UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JULY 17, 2002

                              PRIVATEBANCORP, INC.
             (Exact Name of Registrant as Specified in its Charter)

                          ____________________________

         DELAWARE                     000-25887                36-3681151
(State or other jurisdiction                                (I.R.S. employer
     of incorporation)         (Commission file number)     identification no.)

    TEN NORTH DEARBORN                                            60602
    CHICAGO, ILLINOIS                                           (Zip Code)
 (Address of principal
   executive offices)

       Registrant's telephone number, including area code: (312) 683-7100

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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ITEM 9.  REGULATION FD DISCLOSURE.
         ------------------------

         On July 17, 2002, PrivateBancorp, Inc. (the "Company") announced that it will webcast live its quarterly conference call with financial analysts regarding its earnings results for the quarter ended June 30, 2002. The call will be held on July 22, 2002 at 2:00 p.m. Eastern time. Access to the call will be via a link called "Second Quarter 2002 Earnings Call" on the investor relations page of the Company's Internet website at www.privatebk.com. Attached as Exhibit 99.1 is a copy of the press release relating to the conference call, which is incorporated herein by reference.

         Note: the information in this report (including the exhibits) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PRIVATEBANCORP, INC.


Date:  July 19, 2002                        By:/s/ Ralph B. Mandell
                                               ---------------------------------
                                               Ralph B. Mandell
                                               Chairman of the Board and Chief
                                                 Executive Officer

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

                               INDEX TO EXHIBITS
                               -----------------

Exhibit
-------

99.1            Press Release dated July 17, 2002.


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